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                                                                   EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 21, 1996, in Amendment No. 1 to the Registration Statement (Form S-1) and related Prospectus of MagiNet Corporation for the registration of 5,750,000 shares of its common stock.

                                          Ernst & Young LLP

Palo Alto, California

October 4, 1996